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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT
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The Board of Directors
Whole Foods Market, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                    /s/ KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP

Austin, Texas
July 14, 1997